SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                            PROSPECTUS OF THE FUND

                                 ---------------

                             INSTITUTIONAL CLASS

                        DWS International Equity Fund

Upon the recommendation of Deutsche Asset Management, Inc. (the "Advisor"), the Board of the fund approved the termination and liquidation of the fund effective on or about September 14, 2006 (the "Liquidation Date"). Accordingly, the fund will redeem the outstanding shares of any shareholder on the Liquidation Date. The Advisor has agreed to pay the costs of the liquidation, including the mailing of notification to shareholders. Shareholders may exchange their outstanding shares of the fund for Institutional Class shares of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem minus any applicable redemption fees on such redemption date. Shareholders who elect to exchange into the Institutional Class of another DWS fund may do so at net asset value without payment of any redemption fees. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees. The redemption or exchange of shares will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

In conjunction with approving the termination and liquidation of the fund, the Board further approved closing the fund to new investments effective immediately, except that qualified retirement plans that currently offer the fund as an investment option may continue to offer it to their participants until the Liquidation Date.










               Please Retain This Supplement for Future Reference





July 13, 2006
DIEF-3601